UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2019

Twilio Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37806	26-2574840
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

375 Beale Street, Suite 300

San Francisco, California 94105

(Address of Principal Executive Offices) (Zip Code)

(415) 390-2337

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	TWLO	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Twilio Inc. (the “Company”) previously announced the completion of its acquisition of SendGrid, Inc. (“SendGrid”) on February 1, 2019 (the “SendGrid Acquisition”).

The Company is filing certain financial statements of SendGrid and certain pro forma financial information related to the SendGrid Acquisition as exhibits to this Current Report on Form 8-K in connection with the Company’s concurrent filing of a Registration Statement on Form S-3. The Company previously filed certain financial statements of SendGrid on its Form S-4 Registration Statement filed with the Securities and Exchange Commission on November 21, 2018, as amended on December 14, 2018.

The audited consolidated financial statements of SendGrid as of and for the year ended December 31, 2018 are filed herewith as Exhibit 99.1. The unaudited pro forma condensed combined statements of operations of the Company for the year ended December 31, 2018 and the three months ended March 31, 2019 giving effect to the SendGrid Acquisition are filed herewith as Exhibit 99.2. Such unaudited pro forma condensed combined statements of operations are not necessarily indicative of the operating results that actually would have been achieved if the SendGrid Acquisition had been in effect on the date indicated or that may be achieved in future periods, and should be read in conjunction with the financial statements of the Company and SendGrid.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Audited financial statements of SendGrid, Inc. as of and for the year ended December 31, 2018.

99.2	Unaudited pro forma condensed combined statements of operations of Twilio Inc. for the year ended December 31, 2018 and three months ended March 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2019

TWILIO INC.

By:	/s/ Khozema Shipchandler
Khozema Shipchandler
Chief Financial Officer